U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2000

                           Commission File No. 0-22524

                         MENDOCINO BREWING COMPANY, INC.
                         -------------------------------
        (Exact name of small business issuer as specified in its charter)

                California                                68-0318293
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(State or other jurisdiction of                          (IRS Employer
 incorporation or organization)                      Identification Number)

13351 South Highway 101,                                     95449
Hopland, California
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:      (707) 744-1015
                                                      --------------------------



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Item 5.  Other events

On November 22, 2000, Mendocino Brewing Company, Inc. (the "Company") filed a definitive proxy statement in connection with its Annual Meeting of Shareholders, which is scheduled to be held on January 24, 2001. At the Annual Meeting, the Company's shareholders will be asked to consider four Proposals:
(1) approval of a Share Purchase Agreement between the Company and two offshore entities, Inversiones Mirabel, S.A. ("Inversiones"), and Golden Eagle Trust ("Golden Eagle"), under which the Company would acquire United Breweries International, UK Ltd. its wholly owned subsidiary, UBSN Ltd., as well as the U.S. and Canadian distribution rights for Kingfisher Premium Lager, in exchange for 5,500,000 shares of the Company's Common Stock; (2) amendment of the Company's Bylaws to allow for the election of up to eight Directors; (3) election of the Company's Directors for the forthcoming year, for which purpose the Board of Directors has nominated all seven of the existing Directors for re-election and Inversiones has nominated, pursuant to the terms of the Stock Purchase Agreement (and assuming that Proposal No. 2, above, is approved by the shareholders), David Townshend; and (4) ratification of the appointment of Moss Adams, L.L.P. to serve as the Company's independent accountants for the year ending December 31, 2000

The main Proposal to be considered at the Annual Meeting is the proposed acquisition of UBI, UK Ltd. and UBSN from Inversiones and Golden Eagle, both of which entities are affiliated with the Company's largest shareholder, United Breweries of America Inc., and its Chairman of the Board, Dr. Vijay Mallya. The Company originally announced the proposed acquisition by press release on March 29, 2000, but because of a variety of accounting, legal, and transaction issues the Share Purchase Agreement was not formally entered into until November 3, 2000. The proxy statement describes in detail the terms and conditions of the proposed acquisition, and includes as an attachment both the text of the Share Purchase Agreement and an opinion, prepared by the Company's financial advisor, Sage Capital LLC, as to the fairness of the transaction, from a financial point of view, to the Company's shareholders. The proxy statement also includes a description of the businesses of UBI, UK Ltd. and UBSN, as well as financial statements of the two companies.

The Company expects that it will mail the definitive proxy statement or about December 18, 2000. Meanwhile, a copy of the definitive proxy statement (and other information periodically filed with the Securities and Exchange Commission (the "Commission")) is available now and can be inspected and copies made at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the Commission at its Washington, D.C. address at prescribed rates. Such material may also be accessed electronically by means of the Commission's Web site at http://www.sec.gov.


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                                   SIGNATURES

Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MENDOCINO BREWING COMPANY, INC.
                                            (Registrant)


Date:  November 28, 2000            By  /s/ P.A. Murali
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                                            P.A. Murali, Chief Financial Officer